UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

WORTHINGTON ENTERPRISES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 438-3210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Worthington Enterprises, Inc. (the “Registrant”) conducted a conference call on March 21, 2024, beginning at approximately 8:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the third quarter of fiscal 2024 ended February 29, 2024. Additionally, the Registrant addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

In the conference call, the Registrant discussed financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial measures to provide investors with additional information that the Registrant believes allows for increased comparability of the performance of the Registrant’s ongoing operations from period to period. Specifically, the Registrant referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted EBITDA, each on a consolidated basis, for the Registrant's trailing twelve months (“TTM”) ended February 29, 2024. EBITDA and adjusted EBITDA are non-GAAP financial measures and are used by management as measures of operating performance. EBITDA is calculated by adding or subtracting, as appropriate, interest expense, net, income tax expense and depreciation and amortization to/from net earnings attributable to controlling interest. Adjusted EBITDA is calculated by adding or subtracting, as appropriate, to/from EBITDA certain items that the Registrant believes are not necessarily indicative of the Registrant's operating performance, such those listed in the table below and previously described in Exhibit 99.1 of the Registrant's Current Report on Form 8-K filed on March 21, 2024. The table below provides a reconciliation from net earnings from continuing operations (the most comparable GAAP financial measure) to the non-GAAP financial measures, EBITDA and adjusted EBITDA, for the TTM ended February 29, 2024.

Additionally, adjusted EBITDA for the TTM ended February 29, 2024 is adjusted further to reflect the results of the Registrant, on a pro forma basis, to illustrate the estimated effects of the relationship between the Registrant and Worthington Steel, Inc. following the separation of Worthington Steel, Inc. into a separate publicly traded company (“Separation”) under the parties’ transition services agreement and long-term steel supply agreement. This non-GAAP financial information, which the Registrant refers to as pro forma adjusted EBITDA, assumes the Separation occurred on June 1, 2022, the first day of the Registrant's fiscal 2023. Beginning in the third quarter of fiscal 2024, historical results have been restated to reflect the operations of Worthington Steel, Inc. as discontinued operations in periods prior the December 1, 2023 Separation. For further information on this pro forma presentation, refer to the Use of Non-GAAP Measures and Definitions schedules included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on March 21, 2024.

TTM
February 29,
(In thousands)	2024
Net earnings from continuing operations	$116,305
Interest expense, net	4,205
Income tax expense	48,452
Depreciation and amortization	48,011
EBITDA	216,973
Restructuring and other expense (income), net	691
Separation costs	15,426
Loss on extinguishment of debt	1,534
Pension settlement charge	8,103
Gain on sale of assets in equity income	(2,780)
Sale-leaseback gain in equity income	(2,063)
Stock-based compensation	13,970
Corporate costs eliminated at Separation	29,712
Adjusted EBITDA	$281,566

Pro forma adjusted EBITDA	$279,065
Pro forma adjusted EBITDA margin	22%

In the conference call, the Registrant referred to free cash flow for the three months ended February 29, 2024. Free cash flow is a non-GAAP financial measure that management believes measures the Registrant's ability to generate cash beyond what is required for its business operations and capital expenditures. The following provides a reconciliation of net cash provided by operating activities (the most comparable GAAP financial measure) to free cash flow for the three-month period ended February 29, 2024.

Third
Quarter
(In thousands)	2024
Net cash provided by operating activities	$50,121
Investment in property, plant and equipment	(10,017)
Free cash flow	$40,104

In the conference call, the Registrant referred to the ratio of net debt to TTM adjusted EBITDA, which is a non-GAAP financial measure that is used by the Registrant as a measure of leverage. Net debt to adjusted EBITDA is calculated by subtracting cash and cash equivalents from net debt (defined as the aggregate of short-term borrowings, current maturities of long-term debt and long-term debt) and dividing the sum by adjusted EBITDA. The calculation of net debt to adjusted EBITDA for the 12 months ended February 29, 2024 is outlined below.

February 29,
(In thousands)	2024
Current maturities of long-term debt	$267
Long-term debt	297,695
Total debt	$297,962
Less: cash and cash equivalents	227,310
Net debt	$70,652

TTM adjusted EBITDA	$281,566

Net debt to TTM adjusted EBITDA	0.25

Additional non-GAAP financial measures referred to by the Registrant on the conference call, including reconciliations to the most comparable GAAP financial measures, are included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on March 20, 2024. Such Exhibit 99.1 includes a copy of the Registrant’s news release issued on March 20, 2024 (the “Financial News Release”) reporting results for the three-month period ended February 29, 2024 (the Registrant’s fiscal 2024 third quarter). The Financial News Release was made available on the Registrant’s website throughout the conference call and will remain available on the Registrant’s website for at least one year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Third Quarter of Fiscal 2024 (Fiscal Quarter ended February 29, 2024), held on March 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON ENTERPRISES, INC.

Date:	March 25, 2024	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary